[Cover]

                        --------------------------------
                        Semiannual Report April 30, 1998
                        --------------------------------



                             O P P E N H E I M E R

                                 Quest Capital
                                Value Fund, Inc.


                  [GRAPHIC: Calculator, pencil, & savings book]


                            [OPPENHEIMER FUNDS LOGO]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

12 Statement of
   Assets and
   Liabilities

14 Statement of
   Operations

15 Statements of
   Changes in
   Net Assets

16 Financial Highlights

19 Notes to Financial
   Statements

25 Officers and
   Directors

28 Information and
   Services


[bullet] The Fund's holdings tend to be mid-sized issuers, which have generally underperformed large company shares during the period.

[bullet] Telecommunications and financial services stocks led the way. WorldCom, one of the world's pre-eminent telecommunications companies, and H&R Block, America's leading tax preparation service, posted strong returns.

--------------------------------
Cumulative Total Returns
---------------------------------
For the 6-Month Period
Ended 4/30/98

Class A

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
15.85%             9.19%
--------------------------------

Class B

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
15.49%             11.56%
--------------------------------

Class C

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
15.47%             14.68%
--------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's investment advisor is OppenheimerFunds, Inc., and its Subadvisor is OpCap Advisors (the Fund's advisor until 2/28/97).
The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.
1. Includes change in net asset value per share without deducting any sales charges. This performance is not annualized.
2. Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Additional information on charges and expenses is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge (the Fund's distributor has voluntarily agreed to waive 0.15% of this fee until 2/28/99).


                  2  Oppenheimer Quest Capital Value Fund, Inc.

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO OF BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer Quest
Capital Value Fund, Inc.

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.
      At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.
      We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years.
Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.
      We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.
      For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.
      We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill
May 21, 1998

                  3  Oppenheimer Quest Capital Value Fund, Inc.

Performance update
--------------------------------------------------------------------------------

For the six-month period ended April 30, 1998, the Oppenheimer Quest Capital Value Fund, Inc. Class A shares produced a cumulative total return, without sales charges, of 15.85%.(2)


--------------------------------------
Avg Annual Total Returns
--------------------------------------
For the Periods Ended 3/31/98(1)

Class A

   1 year      5 year      10 year
--------------------------------------
   28.48%      13.61%      18.88%
--------------------------------------

Class B
                           Since
   1 year      5 year      Inception
--------------------------------------
   30.79%      N/A         22.63%
--------------------------------------

Class C
                           Since
   1 year      5 year      Inception
--------------------------------------
   34.44%      N/A         25.78%
--------------------------------------

--------------------------------------
Cumulative Total Return
--------------------------------------
For the Period Ended 3/31/98(1)

Class A

  5 year

--------------------------------------
  89.30%                 $18,929(3)
--------------------------------------

Growth of $10,000

Over five years
(without sales charges)(3)
|_| Oppenheimer Quest Capital Value Fund, Inc.
    Class A shares
|_| S&P 500 Index

[PLOT POINTS FOR MOUNTAIN CHART]
(3/31/93 -- 3/31/98

10000    10000
10033    10049
10068    10308
 9870    10547
 9993    10147
10155    10190
 9755    10688
10921    10687
12119    11727
13317    12847
13091    13868
14282    14702
14979    16492
14465    16187
15479    16687
14530    18078
16034    18563
18284    21804
17776    23437
19807    24110
19607    27473


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares include the current 5.75% maximum initial sales charge. Class B and C shares were first offered for sale on 3/3/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. Additional information on charges and expenses is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge (the Fund's distributor has voluntarily agreed to waive 0.15% of this fee until 2/28/99).
2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                  4  Oppenheimer Quest Capital Value Fund, Inc.

 Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Quest Capital Value Fund, Inc. is for investors looking for capital appreciation.

What We Look For

[bullet] Good businesses identified through fundamental analysis.

[bullet] Management motivated to work for shareholders.

[bullet] Securities that can be purchased at a reasonable price.

[bullet] Companies with high return on capital vs. high growth.

[PIE CHART]

Asset Allocation(4)

|_| Equities            88.1%
|_| Cash equivalents    11.9


Top 10 Stock Holdings(4)
 ............................................................

Allegiance Corp.         8.6%    Canadian Pacific
                                 Ltd. (New)             6.1%
 ............................................................
Tele-Communications TCI          LucasVariety plc, ADR  5.9
Ventures Group, Cl. A    8.4
 ............................................................
WorldCom, Inc.           7.3     ACE Ltd.               5.1
 ............................................................
H&R Block, Inc.          7.3     Tricon Global
                                 Restaurants, Inc.      4.9
 ............................................................
Countrywide Credit               Triton Energy Ltd.     4.8
Industries, Inc.         6.6
 ............................................................

Top 5 Industries(4)

 ............................................................
Insurance                                              14.3%
 ............................................................
Telecommunications-Technology                          13.6
 ............................................................
Healthcare/Supplies & Services                          8.6
 ............................................................
Telephone Utilities                                     7.3
 ............................................................
Industrial Services                                     7.3
 ............................................................



3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.
4. Portfolio is subject to change. Percentages are as of April 30, 1998 and are based on total market value of investments.


                  5  Oppenheimer Quest Capital Value Fund, Inc.

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the past six months?

For the six-month period ended April 30, 1998, Oppenheimer Quest Capital Value Fund, Inc. Class A shares produced a cumulative total return, without sales charges, of 15.85%.(1)

What investments exceeded your expectations?

WorldCom, Inc., one of the world's premier telecommunications companies, has seen continued success during the period. WorldCom is one of the only companies that can provide a complete product mix, including local telephone, long-distance and internet services. The company continues to grow rapidly, partly through an aggressive acquisition strategy. Recently, it acquired a major long-distance provider, MCI Communications, which we view as very positive because the combined company is likely to achieve economies of scale which improves shareholder value. WorldCom has also greatly expanded its local telephone services to business customers throughout the United States and its internet division is nearly doubling in revenues every year.
        In financial services, H&R Block was a very good performer during the period, benefiting from the ever-increasing complexity of the new tax laws. The company's tax preparation business is one of the most profitable businesses in the country. And while their traditional niche is the moderate income taxpayer, the company has recently sought out upper income taxpayers by purchasing accounting practices from local CPAs and by the establishment of H&R Block "premium" offices which cater to higher income individuals and small businesses.

[CAPTION]
"WorldCom, Inc., one of the world's premier telecommunications companies, has seen continued success during the period."
[END CAPTION]


                  6  Oppenheimer Quest Capital Value Fund, Inc.

[Photo of Glinsman and Whittington] Portfolio Management Team (l to r) Colin Glinsman
Jeff Whittington
(Portfolio Manager)


Two insurance companies in the portfolio, Mid Ocean Ltd. and EXEL Ltd., announced that they would merge, a move that was positive for both companies. Mid Ocean and EXEL both sell a mixture of property and casualty insurance coverage to Fortune 500 companies. Combining the operations should create cost savings, an increased share of the market and will likely position the new company to grow rapidly.

Were there any investments that didn't do so well?

Because of weak oil prices, Triton Energy Ltd. was a disappointment. The company's two major projects are an oil field in Colombia and a gas project near Malaysia. Recently, the company announced that they were "reviewing their strategic alternatives," which could include selling all or part of their Colombian operation, looking for a partner in their gas operation or selling the entire company. We've owned the stock for a long time, and we like the values in these projects. So, we are going to continue to hold the stock, because we think that many of these scenarios would be positive.



1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                  7  Oppenheimer Quest Capital Value Fund, Inc.

 An interview with your Fund's manager
--------------------------------------------------------------------------------

What other factors affected your performance?

The Fund tends to invest in mid-sized companies, which, as a group, continued to underperform the large company averages such as the S&P 500 and the Dow Jones Industrial Average. In addition, we manage the portfolio by employing a "value" style, emphasizing companies that are selling at a discount to what we believe to be their fair value. For the past year, however, the value style trailed the "growth" style of investing, in which investors pay a premium for companies with earnings that are growing faster than the market as a whole. Growth tends to outperform value in periods in which the overall market is posting very strong returns. Another factor adversely affecting performance was the Fund's relatively high cash position. Last year, the Oppenheimer Quest Capital Value Fund, Inc. was converted from a closed-end fund to an open-end fund. During the transition period, we held a significant amount of cash to handle potential redemptions, and that surplus cash continued into this reporting period. The returns on cash have been substantially lower than the returns available in the stock market.

What is your outlook for the Fund?

We are long-term investors. We don't time the market or invest in the next "hot" sector. Instead, we look for superior businesses with good management at modest prices and build portfolios from the bottom up, one stock at a time. And while we don't target specific industries or sectors, we attempt to limit the number of stocks in the portfolio, so that we can gain more insight into each individual holding.



[CAPTION]
"We believe that the stocks in the Fund are modestly priced compared to the Dow or the S&P 500 . . . and therefore represent good value."
[END CAPTION]



                  8  Oppenheimer Quest Capital Value Fund, Inc.

 Financials
--------------------------------------------------------------------------------










                  9  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                   Market Value
                                                     Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--87.1%
--------------------------------------------------------------------------------
Consumer Cyclicals--7.4%
--------------------------------------------------------------------------------
Autos & Housing--2.6%
Dollar Thrifty Automotive Group, Inc.(1)              400,000      $ 7,550,000
--------------------------------------------------------------------------------
Leisure & Entertainment--4.8%
Tricon Global Restaurants, Inc.(1)                    450,000       14,287,500
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--10.5%
--------------------------------------------------------------------------------
Food--2.0%
International Home Foods, Inc.(1)                     200,000        6,000,000
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--8.5%
Allegiance Corp.                                      550,000       25,093,750
--------------------------------------------------------------------------------
Energy--4.8%
--------------------------------------------------------------------------------
Oil-Integrated--4.8%
Triton Energy Ltd.(1)                                 350,000       14,043,750
--------------------------------------------------------------------------------
Financial--20.7%
--------------------------------------------------------------------------------
Diversified Financial--6.5%
Countrywide Credit Industries, Inc.                   398,300       19,267,763
--------------------------------------------------------------------------------
Insurance--14.2%
ACE Ltd.                                              390,000       14,771,250
--------------------------------------------------------------------------------
EXEL Ltd.                                             180,000       13,443,750
--------------------------------------------------------------------------------
Mid Ocean Ltd.                                        180,000       13,567,500
                                                                   -----------
                                                                    41,782,500
Industrial--19.0%
--------------------------------------------------------------------------------
Industrial Services--7.2%
H & R Block, Inc.                                     475,000       21,375,000
--------------------------------------------------------------------------------
Manufacturing--5.8%
LucasVarity plc, ADR                                  380,000       17,100,000
--------------------------------------------------------------------------------
Transportation--6.0%
Canadian Pacific Ltd. (New)                           600,000       17,662,500
--------------------------------------------------------------------------------
Technology--17.5%
--------------------------------------------------------------------------------
Computer Hardware--4.0%
Adaptec, Inc.(1)                                      500,000       11,843,750
--------------------------------------------------------------------------------
Telecommunications-Technology--13.5%
CommScope, Inc.(1)                                    600,000        9,750,000
--------------------------------------------------------------------------------
General Instrument Corp.(1)                           246,000        5,519,625
--------------------------------------------------------------------------------
Tele-Communications TCI Ventures Group, Cl. A(1)    1,500,000       24,468,750
                                                                   -----------
                                                                    39,738,375

                 10  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Market Value
                                                     Shares       See Note 1
--------------------------------------------------------------------------------
 Utilities--7.2%
--------------------------------------------------------------------------------
Telephone Utilities--7.2%
WorldCom, Inc.(1)                                     500,000     $ 21,390,625
                                                                  ------------
Total Common Stocks (Cost $171,323,739)                            257,135,513


                                                  Face
                                                  Amount
--------------------------------------------------------------------------------
Short-Term Notes--11.7%(2)
--------------------------------------------------------------------------------
Federal Farm Credit Bank, 5.36%, 5/12/98          $ 5,195,000        5,186,492
Federal Home Loan Bank, 5.43%, 5/1/98              13,839,000       13,839,000
Ford Motor Credit Co., 5.50%, 5/20/98              10,000,000        9,970,972
Goldman Sachs Group LP, 5.53%, 5/11/98              3,993,000        3,986,899
Merrill Lynch & Co., Inc., 5.53%, 5/4/98            1,600,000        1,599,263
                                                                    ----------
Total Short-Term Notes (Cost $34,582,626)                           34,582,626

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $205,906,365)          98.8%     291,718,139
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                           1.2        3,634,990
                                                 ------------      -----------
Net Assets                                              100.0%    $295,353,129
                                                 ============     ============


1. Non-income producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 1998. There were no affiliate securities held as of April 30, 1998. Transactions during the period in which the issuer was an affiliate are as follows:



                                        Shares               Gross         Gross          Shares
                                        October 31, 1997     Additions     Reductions     April 30, 1998
--------------------------------------------------------------------------------------------------------
Trump Hotels & Casino Resorts, Inc.     1,200,000            --            1,200,000                  --

See accompanying Notes to Financial Statements.

11  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


Assets
Investments, at value (cost $205,906,365)--see accompanying statement     $291,718,139
--------------------------------------------------------------------------------------
Receivables:
Investments sold                                                             6,472,726
Shares of capital stock sold                                                   430,204
Interest and dividends                                                          80,000
--------------------------------------------------------------------------------------
Other                                                                          477,146
                                                                          ------------
Total assets                                                               299,178,215
Liabilities
Bank overdraft                                                                 492,445
--------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                        1,931,000
Shares of capital stock redeemed                                               725,805
Redemption of income certificates                                              539,115
Distribution and service plan fees                                              60,837
Transfer and shareholder servicing agent fees                                   11,354
Other                                                                           64,530
                                                                          ------------
Total liabilities                                                            3,825,086

--------------------------------------------------------------------------------------
Net Assets                                                                $295,353,129
                                                                          ============
--------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                      $        899
--------------------------------------------------------------------------------------
Additional paid-in capital                                                 187,505,422
--------------------------------------------------------------------------------------
Undistributed net investment income                                            213,880
--------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                    21,821,154
--------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                          85,811,774
                                                                          ------------
Net assets                                                                $295,353,129
                                                                          ============



                 12  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$289,930,813 and 8,827,424 shares of capital stock outstanding)                     $ 32.84
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                  $ 34.84

-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,915,488
and 120,312 shares of capital stock outstanding)                                    $ 32.54

-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,506,828
and 46,270 shares of capital stock outstanding)                                     $ 32.57

See accompanying Notes to Financial Statements.

                 13 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Dividends (net of foreign withholding taxes of $47,396)                $ 1,285,972
----------------------------------------------------------------------------------
Interest                                                                   806,896
                                                                       -----------
Total income                                                             2,092,868
----------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                                  1,464,945
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                    724,836
Class B                                                                     11,014
Class C                                                                      4,253
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       78,507
----------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                     59,570
Class B                                                                      1,294
Class C                                                                        429
----------------------------------------------------------------------------------
Shareholder reports                                                         26,298
----------------------------------------------------------------------------------
Legal and auditing fees                                                     13,028
----------------------------------------------------------------------------------
Directors' fees and expenses                                                10,570
----------------------------------------------------------------------------------
Custodian fees and expenses                                                  1,681
----------------------------------------------------------------------------------
Other                                                                       26,538
                                                                       -----------
Total expenses                                                           2,422,963
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4          (555,484)
                                                                       -----------
Net expenses                                                             1,867,479
----------------------------------------------------------------------------------
Net Investment Income                                                      225,389

----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated companies                                                  37,145,533
Affiliated companies                                                   (15,300,930)
                                                                       -----------
Net realized gain                                                       21,844,603

----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    22,365,926
                                                                       -----------
Net realized and unrealized gain                                        44,210,529

----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   $44,435,918
                                                                       ===========

See accompanying Notes to Financial Statements.

                 14  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                 Six Months Ended    Period Ended
                                                                 April 30, 1998      October 31,
                                                                 (Unaudited)         1997(1)
-------------------------------------------------------------------------------------------------
Operations
Net investment income                                             $      225,389     $  4,621,550
-------------------------------------------------------------------------------------------------
Net realized gain                                                     21,844,603      112,202,017
-------------------------------------------------------------------------------------------------
Provision/reduction of income taxes on capital gains                          --          101,806
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                 22,365,926      (81,440,121)
                                                                  --------------     ------------
Net increase in net assets resulting from operations                  44,435,918       35,485,252

-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                               (1,033,878)      (1,463,750)
Class B                                                                   (2,195)              --
Class C                                                                     (816)              --
-------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                             (111,344,042)              --
Class B                                                                 (438,269)              --
Class C                                                                 (247,999)              --

-------------------------------------------------------------------------------------------------
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions--Note 2:
Class A                                                               15,010,959     (361,670,071)
Class B                                                                2,814,181        1,137,545
Class C                                                                  850,526          743,541
Redemption of income shares                                                   --     (208,857,924)

-------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                       (49,955,615)    (534,625,407)
-------------------------------------------------------------------------------------------------
Beginning of period                                                  345,308,744      879,934,151
                                                                  --------------     ------------
End of period (including undistributed net investment
income of $213,880 and $1,025,380, respectively)                  $  295,353,129     $345,308,744
                                                                  ==============     ============

1. For the ten months ended October 31, 1997 for Class A shares and for the period from March 3, 1997 (inception of offering) to October 31, 1997 for Class B and Class C shares.

See accompanying Notes to Financial Statements.

                 15  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                            Class A
                                            -------------------------------------------------------------------
                                            Six Months          Period
                                            Ended April 30,     Ended
                                            1998                October 31,        Year Ended December 31,
                                            (Unaudited)         1997(2)            1996               1995
---------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period          $41.63              $37.25             $33.65              $25.79
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     .03                 .44                 --                  --
Net realized and unrealized gain (loss)         5.03                3.93               6.91                9.46
Provision/reduction for corporate
income taxes on net realized
long-term capital gain                            --                 .01              (3.31)              (1.57)
Total income (loss) from investment
operations                                      5.06                4.38               3.60                7.89
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                         ( .13)                 --                 --                  --
Distributions from net realized gain          (13.72)                 --                 --                  --
Distributions from net realized
short-term gain                                   --                  --                 --                (.03)
                                            --------            --------           --------            --------
Total dividends and distributions
to shareholders                               (13.85)                 --                 --                (.03)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $32.84              $41.63             $37.25              $33.65
                                              ======              ======             ======              ======
Market value, end of period                      N/A                 N/A             $36.13              $31.88
                                              ======              ======             ======              ======
---------------------------------------------------------------------------------------------------------------
Total Return, at Market Value(3)                 N/A                 N/A              23.63%              45.58%
---------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)            15.85%              11.76%             20.46%(4)           36.68%(4)
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                              $289,931            $343,329           $879,934            $815,179
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $292,042            $434,401           $883,395                 N/A
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           0.16%(6)            1.28%(6)(8)        2.82%               3.20%
Expenses, before voluntary assumption
by the Manager                                  1.65%(6)            1.54%(6)(8)        0.72%(7)            0.73%
Expenses, net of voluntary assumption
by the Manager                                  1.27%(6)            1.11%(6)(8)         N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                      18.8%               33.8%                74%                 72%
Average brokerage commission rate(10)        $0.0547             $0.0570              $0.05                  --


                 16  Oppenheimer Quest Capital Value Fund, Inc.

                                     Class B                                 Class C
----------------------------------------------------------------------------------------------------------
                                     Six Months                              Six Months
                                     Ended April 30,       Period Ended      Ended April 30,  Period Ended
                                     1998                  October 31,       1998             October 31,
1994                  1993              (Unaudited)        1997(1)           (Unaudited)      1997(1)
----------------------------------------------------------------------------------------------------------
  $27.09                $26.29        $41.41                $37.04            $41.42           $37.04
----------------------------------------------------------------------------------------------------------

      --                    --          (.08)                  .01              (.15)             .01
    (.38)                 2.45          5.00                  4.36              5.07             4.37


    (.53)                (1.43)           --                    --                --               --
--------              --------        ------                ------            ------             ----

    (.91)                 1.02          4.92                  4.37              4.92             4.38

----------------------------------------------------------------------------------------------------------
      --                    --          (.07)                   --              (.05)              --
      --                    --        (13.72)                   --            (13.72)              --

    (.39)                 (.22)           --                    --                --               --
--------              --------        ------                ------            ------             ----

    (.39)                 (.22)       (13.79)                   --            (13.77)              --
----------------------------------------------------------------------------------------------------------
  $25.79                $27.09        $32.54                $41.41            $32.57           $41.42
========              ========        ======                ======            ======             ====

  $23.00                $23.75           N/A                   N/A               N/A              N/A
========              ========        ======                ======            ======             ====

----------------------------------------------------------------------------------------------------------
    0.89%                10.50%          N/A                   N/A               N/A              N/A
----------------------------------------------------------------------------------------------------------
   (1.29)%(4)             9.34%(4)     15.49%                11.80%            15.47%           11.82%

----------------------------------------------------------------------------------------------------------
$673,742              $696,803        $3,915                $1,208            $1,507             $773
----------------------------------------------------------------------------------------------------------
     N/A                   N/A        $2,236                  $552              $862             $372
----------------------------------------------------------------------------------------------------------
    3.47%                 3.29%        (0.52)%(6)             0.07%(6)         (0.54)%(6)        0.06%(6)

    0.74%                 0.74%         2.21%(6)              2.14%(6)          2.20%(6)         2.13%(6)

     N/A                   N/A          1.98%(6)              1.86%(6)          1.97%(6)         1.85%(6)
----------------------------------------------------------------------------------------------------------
      45%                   51%         18.8%                 33.8%             18.8%            33.8%
      --                    --       $0.0547               $0.0570           $0.0547          $0.0570

                 17  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights (Unaudited) (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.
2. For the ten months ended October 31, 1997 for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997 the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesignated as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.
3. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).
4. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996, 1995, 1994 and 1993 would have been 18.25%, 34.20%, (3.11)% and 7.32%, respectively.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.
6. Annualized.
7. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.
8. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.
9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $49,677,140 and $152,048,789, respectively.
10. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.







                 18  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund invests in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager) and the Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge.
Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                 19  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 20  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Capital Stock

The Fund has authorized one billion shares of $.0001 par value capital stock. Transactions in shares of capital stock were as follows:


                                Six Months Ended April 30, 1998  Period Ended October 31, 1997(1)
                                -------------------------------  --------------------------------
                                Shares        Amount              Shares        Amount
-------------------------------------------------------------------------------------------------
Class A:
Sold                               626,884    $ 18,981,596           487,331   $  16,807,176
Dividends and distributions
reinvested                       1,567,900      46,331,450                --              --
Redeemed                        (1,614,381)    (50,302,087)      (10,244,612)   (378,477,247)
                                ----------    ------------       -----------   -------------
Net increase (decrease)            580,403    $ 15,010,959        (9,757,281)  $(361,670,071)
                                ==========    ============       ===========   =============
-------------------------------------------------------------------------------------------------
Class B:
Sold                               145,356    $  4,397,293            29,862   $   1,164,926
Dividends and distributions
reinvested                          13,702         402,297                --              --
Redeemed                           (67,909)     (1,985,409)             (699)        (27,381)
                                ----------    ------------       -----------   -------------
Net increase                        91,149    $  2,814,181            29,163   $   1,137,545
                                ==========    ============       ===========   =============
-------------------------------------------------------------------------------------------------
Class C:
Sold                                30,339    $    960,185            22,769   $     916,393
Dividends and distributions
reinvested                           5,959         175,123                --              --
Redeemed                            (8,682)       (284,782)           (4,115)       (172,852)
                                ----------    ------------       -----------   -------------
Net increase                        27,616    $    850,526            18,654   $     743,541
                                ==========    ============       ===========   =============

1. For the ten months ended October 31, 1997 for Class A shares and for the period from March 3, 1997 (inception of offering) to October 31, 1997 for Class B and Class C shares.

--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments

At April 30, 1998, net unrealized appreciation on investments of $85,811,774 was composed of gross appreciation of $88,538,935, and gross depreciation of $2,727,161.


                 21  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average daily net assets, 0.90% of the next $400 million of average daily net assets and 0.85% of average daily net assets over $800 million. Pursuant to the agreement, until February 28, 1999, the Manager will waive the following portion of the advisory fee: 0.15% of the first $200 million of average daily net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average daily net assets over $800 million. For the six months ended April 30, 1998, the waiver amounted to $338,032.
              The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1998, the Manager paid $450,435 to the Sub-Advisor.
              For the six months ended April 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $165,850, of which $52,678 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $85,728 and $8,371, respectively, of which $7,080 was paid to an affiliated broker/dealer for Class B shares. During the six months ended April 30, 1998, OFDI received contingent deferred sales charges of $3,314 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1998, the Fund paid OFS $79,787. Effective May 1, 1998, the Board of Directors approved an increase in the annual maintenance fee from $14.85 to $18.00 for each Fund shareholder account.


                 22  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor has voluntarily agreed to waive 0.15% of the distribution fee payable under the plan until February 28, 1999. For the six months ended April 30, 1998, the waiver amounted to $217,452.
         The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1998, OFDI retained $10,497 and $3,646, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At April 30, 1998, OFDI had incurred excess distribution and servicing costs of $120,255 for Class B and $13,616 for Class C.


                 23  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the six months ended April 30, 1998.


                 24  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Oppenheimer Quest Capital Value Fund, Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Officers and Directors   Bridget A. Macaskill, Chairman of the Board of
                          Directors and President
                         Paul Y. Clinton, Director
                         Thomas W. Courtney, Director
                         Lacy B. Herrmann, Director
                         George Loft, Director
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Sub-Advisor              OpCap Advisors

--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of Portfolio   State Street Bank and Trust Company
Securities
--------------------------------------------------------------------------------
Independent Accountants  Price Waterhouse LLP

--------------------------------------------------------------------------------
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein


                         The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants.
                         This is a copy of a report to shareholders of Oppenheimer Quest Capital Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Capital Value Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                 25  OppeSnheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Real Asset Funds
---------------------------------------------------------------------------------------
Real Asset Fund              Gold & Special Minerals Fund
---------------------------------------------------------------------------------------
Global Stock Funds
---------------------------------------------------------------------------------------
Developing Markets Fund      International Growth Fund      Quest Global Value Fund
International Small          Global Fund                    Global Growth & Income Fund
 Company Fund
---------------------------------------------------------------------------------------
Stock Funds
---------------------------------------------------------------------------------------
Enterprise Fund              MidCap Fund                    Growth Fund
Discovery Fund               Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund   Quest Capital Value Fund       Quest Value Fund
---------------------------------------------------------------------------------------
Stock & Bond Funds
---------------------------------------------------------------------------------------
Main Street Income &         Total Return Fund              Disciplined Allocation Fund
 Growth Fund                 Quest Balanced                 Multiple Strategies Fund
Quest Opportunity             Value Fund1                   Convertible Securities Fund(2)
 Value Fund                  Equity Income Fund
---------------------------------------------------------------------------------------
Taxable Bond Funds
---------------------------------------------------------------------------------------
International Bond Fund      Champion Income Fund           U.S. Government Trust
World Bond Fund              Strategic Income Fund          Limited-Term Government Fund
High Yield Fund              Bond Fund
---------------------------------------------------------------------------------------
Municipal Bond Funds
---------------------------------------------------------------------------------------
California Municipal Fund(3) Pennsylvania Municipal Fund3   Rochester Division:
Florida Municipal Fund(3)    Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3) Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)   Intermediate Municipal Fund     Municipal Fund
---------------------------------------------------------------------------------------
Money Market Funds(4)
---------------------------------------------------------------------------------------
Money Market Fund            Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."
2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

                 26  Oppenheimer Quest Capital Value Fund, Inc.

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RS0835.001.0498 June 29, 1998